UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 20, 2003
(Date of earliest event reported)

Thomas & Betts Corporation

(Exact name of registrant as specified in its charter)

Tennessee (State or Other Jurisdiction of Incorporation)	1-4682 (Commission File Number)

22-1326940
(IRS Employer Identification No.)

8155 T&B Boulevard Memphis, Tennessee (Address of Principal Executive Offices)	38125 (ZIP Code)

Registrant’s Telephone Number, Including Area Code:
(901) 252-5000

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9. REGULATION FD DISCLOSURE
SIGNATURE
EXHIBIT INDEX
EX-20.1 Press Release dated October 20, 2003.
EX-20.2 October 21, 2003 Conference Call Script.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

20.1 Press Release of the Registrant dated October 20, 2003.

20.2 October 21, 2003 Conference Call Script.

ITEM 9. REGULATION FD DISCLOSURE

     Information furnished under Item 9 and Item 12.

     On October 20, 2003, Thomas & Betts Corporation (the “Registrant” and the “Corporation”), by a press release attached as Exhibit 20.1 to this report, and a conference call held October 21, 2003, and the script attached as Exhibit 20.2 to this report, and incorporated herein by reference, commented on the financial results for the fiscal quarter ended September 28, 2003. Management also discussed the Corporation’s outlook for the rest of 2003.

SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THOMAS & BETTS CORPORATION (Registrant) By: /s/ John P. Murphy

John P. Murphy Senior Vice President and Chief Financial Officer

Date: October 21, 2003

EXHIBIT INDEX

Exhibit	Description of Exhibits

20.1	Press Release of the Registrant dated October 20, 2003.
20.2	October 21, 2003 Conference Call Script.